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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): January 20, 2003



                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                   000-50056                      05-0527861
(State of incorporation    (Commission file number)   (I.R.S. employer identification number)
   or organization)


           4200 STONE ROAD
            KILGORE, TEXAS                                          75662
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following Exhibit is furnished pursuant to Item 9 and should not be deemed to be filed under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

        EXHIBIT
        NUMBER         DESCRIPTION
        -------        -----------

        99.1     --    Press Release dated January 20, 2003

ITEM 9. REGULATION FD DISCLOSURE

On January 20, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that on February 14, 2003 it will pay its first minimum quarterly distribution of $0.50 per unit (pro rata for the period November 6 through December 31, 2002, or $0.3077 per unit) to its common and subordinated unitholders of record as of the close of business on January 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such Exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MARTIN MIDSTREAM PARTNERS L.P.

                                 By:  Martin Midstream GP LLC
                                 Its: General Partner


Date: January 20, 2003           By: /s/ RUBEN S. MARTIN, III
                                    --------------------------------------------
                                     Ruben S. Martin, III
                                     President and Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
99.1       --    Press Release dated January 20, 2003.



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